UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025 (June 3, 2025)

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Vanderbilt Avenue New York, New York 10017 (Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code: (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Trading Symbol	Title of Each Class	Name of Each Exchange on Which Registered
SL Green Realty Corp.	SLG	Common Stock, $0.01 par value	New York Stock Exchange
SL Green Realty Corp.	SLG.PRI	6.500% Series I Cumulative Redeemable Preferred Stock, $0.01 par value	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 3, 2025.

(b)  The Annual Meeting was held for the purpose of: (i) electing eight directors to serve on the Company’s Board of Directors until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company’s executive compensation; (iii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iv) approving the Sixth Amended and Restated 2005 Stock Option and Incentive Plan. Further information regarding the foregoing proposals is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 22, 2025. The total number of shares of common stock entitled to vote at the Annual Meeting was 71,010,969 of which 60,385,199 shares, or approximately 85.0%, were present in person or by proxy.  The results of the meeting are as follows:

Proposal 1

John H. Alschuler, Carol N. Brown, Lauren B. Dillard, Stephen L. Green, Craig M. Hatkoff, Marc Holliday, Peggy Lamb and Andrew W. Mathias were elected, with approximately 75.2%, 99.2%, 81.5%, 95.9%, 92.8%, 95.3%, 98.6% and 89.8%, respectively, of the votes cast voting in favor, as the directors of the Company for a one-year term and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John H. Alschuler	40,653,948	13,414,241	52,361	6,264,649
Carol N. Brown	53,618,967	436,451	65,132	6,264,649
Lauren B. Dillard	44,043,610	10,026,894	50,046	6,264,649
Stephen L. Green	51,856,744	2,212,044	51,762	6,264,649
Craig M. Hatkoff	50,070,991	3,909,007	140,552	6,264,649
Marc Holliday	51,526,183	2,542,097	52,270	6,264,649
Peggy Lamb	53,319,287	751,134	50,129	6,264,649
Andrew W. Mathias	48,568,216	5,498,221	54,113	6,264,649

Proposal 2

The proposal to approve, on an advisory basis, the Company’s executive compensation was approved, with approximately 68.7% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
37,140,811	16,914,170	65,569	6,264,649

Proposal 3

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified, with approximately 99.9% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
60,246,737	78,374	60,088

Proposal 4

The proposal to approve the Sixth Amended and Restated 2005 Stock Option and Incentive Plan was approved, with approximately 82.0% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
44,289,261	9,753,109	78,180	6,264,649

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2025

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name:	Andrew S. Levine
Title:	Executive Vice President, Chief Legal Officer and General Counsel